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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------

         Date of report (Date of earliest event reported): June 16, 2005


                          WAKE FOREST BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

   UNITED STATES OF AMERICA               000-25999                 56-2131079
(State or other jurisdiction of        (Commission File           (IRS Employer
  incorporation) Number) No.)                                    Identification


                             302 SOUTH BROOKS STREET
                              WAKE FOREST, NC 27587
               (Address of principal executive offices) (Zip Code)

                                 (919) 556-5146
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

             On June 16, 2005, Paul K. Brixhoff resigned as director of Wake Forest Bancshares, Inc. (the "Company") and Wake Forest Federal Savings & Loan Association (the "Association"). Mr. Brixhoff's resignation in the form of retirement was not as a result of a disagreement on any matter relating to the operations, policies or practices of the Company or the Association.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            WAKE FOREST BANCSHARES, INC.


                                            By: s/s Robert C. White
                                                -------------------
                                            Robert C. White
                                            Title: President and Chief Executive
                                                   Officer
Date: June 16, 2005